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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------
                                    FORM 8-K
                         ------------------------------

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     March 29, 1999                             0-21537
-----------------------------------------------------  -------------------------
  Date of Report (Date of earliest event reported)      Commission File Number

                            PACIFIC BIOMETRICS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                  93-1211114
--------------------------------       ---------------------------------------
(State or other jurisdiction of        (I.R.S. Employer Identification Number)
incorporation or organization)

                      25621 Atlantic Ocean Drive, Suite A1
                              Lake Forest, CA 92630
           ----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (949) 455-9724
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

On March 29, 1999, Pacific Biometrics, Inc. (the "Company") announced by press release that it had received notification that the Nasdaq Listings Qualifications Panel has delisted the Company's securities from the Nasdaq Stock Market effective as of the close of business on March 29, 1999. This includes the common stock, symbol PBMI, and the publicly traded warrants, symbol PBMIW.

This delisting decision will have an adverse impact on the liquidity of the Company's securities, which may now trade on the OTC Bulletin Board or the over-the-counter market. This may make it more difficult to trade in the Company's securities or liquidate an investor's holdings. Also such delisting may make it more difficult for the Company to raise additional capital.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      not applicable

         (b)      not applicable

         (c)      Exhibits

                  99       Press Release dated March 29, 1999

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 1999              PACIFIC BIOMETRICS, INC.

                                 By:     /s/ Paul G. Kanan
                                    ----------------------------
                                 Name:  Paul G. Kanan
                                 Title: President and Chief Executive Officer

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